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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 9, 1997



                             IMC Securities, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       333-24455                 59-3284026
-------------------------      -------------------------    --------------------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
    of Incorporation)                                       Identification No.)


   5901 East Fowler Avenue
        Tampa Florida                                         33617-2362
-----------------------------                         --------------------------
    (Address of Principal                                     (Zip Code)
     Executive Offices)


      Registrant's telephone number, including area code (813) 984-8801


                3450 Buschwood Park Drive, Tampa, Florida 33618
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

            In connection with the offering of IMC Adjustable Rate Home Equity Loan Asset Backed Notes, Series 1997-5, described in a Prospectus Supplement to be dated as of September 11, 1997, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)         Not applicable

(b)         Not applicable

(c)         Exhibits:

         8.1        Tax Opinion of Arter & Hadden

        99.1        Related Computational Materials furnished by Bear,
                    Stearns & Co. Inc.

        99.2        Related Computational Materials furnished by
                    PaineWebber Incorporated

        99.3 Related Computational Materials furnished by Morgan Stanley & Co. Incorporated



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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            IMC SECURITIES, INC. as
                                  Depositor


                            By:   /s/ Thomas Middleton
                                ---------------------------------------------
                                  Name: Thomas Middleton
                                  Title:  President and Chief Operating Officer





Dated: September 9, 1997

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                                 EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION                                        PAGE NO.

 8.1             Tax Opinion of Arter & Hadden

99.1             Related Computational Materials furnished by Bear, Stearns
                 & Co. Inc.

99.2             Related Computational Materials furnished by PaineWebber
                 Incorporated

99.3             Related Computational Materials furnished by Morgan
                 Stanley & Co. Incorporated